Representations and Warranties Obligations and Corporate Guarantees	12 Months Ended
Dec. 31, 2014
Representations and Warranties Obligations and Corporate Guarantees [Abstract]
Representations and Warranties Obligations and Corporate Guarantees
Representations and Warranties Obligations and Corporate Guarantees
Background
The Corporation securitizes first-lien residential mortgage loans generally in the form of RMBS guaranteed by the GSEs or by GNMA in the case of FHA-insured, VA-guaranteed and Rural Housing Service-guaranteed mortgage loans, and sells pools of first-lien residential mortgage loans in the form of whole loans. In addition, in prior years, legacy companies and certain subsidiaries sold pools of first-lien residential mortgage loans and home equity loans as private-label securitizations (in certain of these securitizations, monoline insurers or other financial guarantee providers insured all or some of the securities) or in the form of whole loans. In connection with these transactions, the Corporation or certain of its subsidiaries or legacy companies make or have made various representations and warranties. These representations and warranties, as set forth in the agreements, related to, among other things, the ownership of the loan, the validity of the lien securing the loan, the absence of delinquent taxes or liens against the property securing the loan, the process used to select the loan for inclusion in a transaction, the loan’s compliance with any applicable loan criteria, including underwriting standards, and the loan’s compliance with applicable federal, state and local laws. Breaches of these representations and warranties have resulted in and may continue to result in the requirement to repurchase mortgage loans or to otherwise make whole or provide other remedies to the GSEs, U.S. Department of Housing and Urban Development (HUD) with respect to FHA-insured loans, VA, whole-loan investors, securitization trusts, monoline insurers or other financial guarantors (collectively, repurchases). In all such cases, subsequent to repurchasing the loan, the Corporation would be exposed to any credit loss on the repurchased mortgage loans after accounting for any mortgage insurance (MI) or mortgage guarantee payments that it may receive.
Subject to the requirements and limitations of the applicable sales and securitization agreements, these representations and warranties can be enforced by the GSEs, HUD, VA, the whole-loan investor, the securitization trustee or others as governed by the applicable agreement or, in certain first-lien and home equity securitizations where monoline insurers or other financial guarantee providers have insured all or some of the securities issued, by the monoline insurer or other financial guarantor, where the contract so provides. In the case of private-label securitizations, the applicable agreements may permit investors, which may include the GSEs, with sufficient holdings to direct or influence action by the securitization trustee. In the case of loans sold to parties other than the GSEs or GNMA, the Corporation believes the contractual liability to repurchase typically arises only if there is a breach of the representations and warranties that materially and adversely affects the interest of the investor, or investors, or of the monoline insurer or other financial guarantor (as applicable) in the loan. Contracts with the GSEs do not contain equivalent language. Currently, the volume of unresolved repurchase claims from the FHA and VA for loans in GNMA-guaranteed securities is not significant because the claims are typically resolved promptly. The Corporation believes that the longer a loan performs prior to default, the less likely it is that an alleged underwriting breach of representations and warranties would have a material impact on the loan’s performance.
The estimate of the liability for representations and warranties exposures and the corresponding estimated range of possible loss is based upon currently available information, significant judgment, and a number of factors and assumptions, including those discussed in Liability for Representations and Warranties and Corporate Guarantees in this Note, that are subject to change. Changes to any one of these factors could significantly impact the estimate of the liability and could have a material adverse impact on the Corporation’s results of operations for any particular period. Given that these factors vary by counterparty, the Corporation analyzes representations and warranties obligations based on the specific counterparty, or type of counterparty, with whom the sale was made.
Settlement Actions
The Corporation has vigorously contested any request for repurchase when it concludes that a valid basis for repurchase does not exist and will continue to do so in the future. However, in an effort to resolve these legacy mortgage-related issues, the Corporation has reached bulk settlements, including various settlements with the GSEs, including settlement amounts which have been significant, with counterparties in lieu of a loan-by-loan review process. The Corporation may reach other settlements in the future if opportunities arise on terms it believes to be advantageous. However, there can be no assurance that the Corporation will reach future settlements or, if it does, that the terms of past settlements can be relied upon to predict the terms of future settlements. These bulk settlements generally did not cover all transactions with the relevant counterparties or all potential claims that may arise, including in some instances securities law, fraud and servicing claims. The Corporation’s liability in connection with the transactions and claims not covered by these settlements could be material to the Corporation’s results of operations or cash flows for any particular reporting period. The following provides a summary of the larger bulk settlement actions during the past few years.
FHFA Settlement
On March 25, 2014, the Corporation entered into a settlement with the Federal Housing Finance Agency (FHFA) as conservator of FNMA and Freddie Mac (FHLMC) to resolve (1) all outstanding RMBS litigation between FHFA, FNMA and FHLMC, and the Corporation and its affiliates, and (2) other legacy contract claims related to representations and warranties (collectively, the FHFA Settlement). In connection with the FHFA Settlement, on April 1, 2014, the Corporation paid FNMA and FHLMC, collectively $9.5 billion and received from them RMBS with a fair market value of approximately $3.2 billion, for a net cost of $6.3 billion.
Freddie Mac Settlement
On November 27, 2013, the Corporation entered into an agreement with FHLMC under which the Corporation paid FHLMC a total of $391 million to resolve all outstanding and potential mortgage repurchase and make-whole claims arising out of any alleged breach of selling representations and warranties related to loans that had been sold directly to FHLMC by entities related to Bank of America, N.A. from January 1, 2000 to December 31, 2009, subject to certain exceptions which the Corporation does not expect to be material, and to compensate FHLMC for certain past losses and potential future losses relating to denials, rescissions and cancellations of MI.
Fannie Mae Settlement
On January 6, 2013, the Corporation entered into an agreement with FNMA to resolve substantially all outstanding and potential repurchase and certain other claims related to the origination, sale and delivery of residential mortgage loans originated from January 1, 2000 through December 31, 2008 and sold directly to FNMA by entities related to Countrywide and BANA.
This agreement covers loans with an aggregate original principal balance of approximately $1.4 trillion and an aggregate outstanding principal balance of approximately $300 billion. Unresolved repurchase claims submitted by FNMA for alleged breaches of selling representations and warranties with respect to these loans totaled $12.2 billion of unpaid principal balance at December 31, 2012. This agreement extinguished substantially all of those unresolved repurchase claims, as well as any future representations and warranties repurchase claims associated with such loans, subject to certain exceptions which the Corporation does not expect to be material.
In January 2013, the Corporation made a cash payment to FNMA of $3.6 billion and also repurchased for $6.6 billion certain residential mortgage loans that had previously been sold to FNMA, which the Corporation has valued at less than the purchase price.
This agreement also clarified the parties’ obligations with respect to MI including establishing timeframes for certain payments and other actions, setting parameters for potential bulk settlements and providing for cooperation in future dealings with mortgage insurers. For additional information, see Open Mortgage Insurance Rescission Notices in this Note.
In addition, pursuant to a separate agreement, the Corporation settled substantially all of FNMA’s outstanding and future claims for compensatory fees arising out of foreclosure delays through December 31, 2012. Collectively, these agreements are referred to herein as the FNMA Settlement.
Monoline Settlements
FGIC Settlement
On April 7, 2014, the Corporation entered into a settlement with Financial Guaranty Insurance Company (FGIC) for certain second-lien RMBS trusts for which FGIC provided financial guarantee insurance. In addition, on April 11, 2014, separate settlements were entered into with the Bank of New York Mellon (BNY Mellon) as trustee with respect to seven of those trusts; settlements on two additional trusts with BNY Mellon as trustee were entered into on May 15, 2014 and May 28, 2014. The agreements resolved all outstanding litigation between FGIC and the Corporation, as well as outstanding and potential claims by FGIC and the trustee related to alleged representations and warranties breaches and other claims involving certain second-lien RMBS trusts for which FGIC provided financial guarantee insurance. The Corporation made payments totaling $950 million under the FGIC and trust settlements.
MBIA Settlement
On May 7, 2013, the Corporation entered into a comprehensive settlement with MBIA Inc. and certain of its affiliates (the MBIA Settlement) which resolved all outstanding litigation between the parties, as well as other claims between the parties, including outstanding and potential claims from MBIA related to alleged representations and warranties breaches and other claims involving certain first- and second-lien RMBS trusts for which MBIA provided financial guarantee insurance, certain of which claims were the subject of litigation. At the time of the settlement, the mortgages (first- and second-lien) in RMBS trusts covered by the MBIA Settlement had an original principal balance of $54.8 billion and an unpaid principal balance of $19.1 billion.
Under the MBIA Settlement, all pending litigation between the parties was dismissed and each party received a global release of those claims. The Corporation made a settlement payment to MBIA of $1.6 billion in cash and transferred to MBIA approximately $95 million in fair market value of notes issued by MBIA and previously held by the Corporation. In addition, MBIA issued to the Corporation warrants to purchase up to approximately 4.9 percent of MBIA’s currently outstanding common stock, at an exercise price of $9.59 per share, which may be exercised at any time prior to May 2018. In addition, the Corporation provided a senior secured $500 million credit facility to an affiliate of MBIA, which has since been repaid and terminated.
The parties also terminated various CDS transactions entered into between the Corporation and an MBIA-affiliate, LaCrosse Financial Products, LLC, and guaranteed by MBIA, which constituted all of the outstanding CDS protection agreements purchased by the Corporation from MBIA on commercial mortgage-backed securities. Collectively, those CDS transactions had a notional amount of $7.4 billion and a fair value of $813 million as of March 31, 2013. The parties also terminated certain other trades in order to close out positions between the parties. The termination of these trades did not have a material impact on the Corporation’s financial statements.
Syncora Settlement
On July 17, 2012, the Corporation entered into a settlement with a monoline insurer, Syncora Guarantee Inc. and Syncora Holdings, Ltd. (Syncora), to resolve all of Syncora’s outstanding and potential claims related to alleged representations and warranties breaches involving eight first- and six second-lien private-label securitization trusts where it provided financial guarantee insurance. The settlement covered private-label securitization trusts that had an original principal balance of first-lien mortgages of approximately $9.6 billion and second-lien mortgages of approximately $7.7 billion. The settlement provided for a cash payment of $375 million to Syncora and other transactions to terminate certain other relationships among the parties.
Settlement with the Bank of New York Mellon, as Trustee
On June 28, 2011, the Corporation, BAC Home Loans Servicing, LP (BAC HLS, which was subsequently merged with and into BANA in July 2011), and its Countrywide affiliates entered into a settlement agreement with BNY Mellon as trustee (the Trustee), to resolve all outstanding and potential claims related to alleged representations and warranties breaches (including repurchase claims), substantially all historical loan servicing claims and certain other historical claims with respect to 525 Countrywide first-lien and five second-lien non-GSE residential mortgage-backed securitization trusts (the Covered Trusts) containing loans principally originated between 2004 and 2008 for which BNY Mellon acts as trustee or indenture trustee (BNY Mellon Settlement). The Covered Trusts had an original principal balance of approximately $424 billion, of which $409 billion was originated between 2004 and 2008, and total outstanding principal and unpaid principal balance of loans that had defaulted (collectively, unpaid principal balance) of approximately $220 billion at June 28, 2011, of which $217 billion was originated between 2004 and 2008. The BNY Mellon Settlement is supported by a group of 22 institutional investors (the Investor Group) and is subject to final court approval and certain other conditions.
The BNY Mellon Settlement provides for a cash payment of $8.5 billion (the Settlement Payment) to the Trustee for distribution to the Covered Trusts after final court approval of the BNY Mellon Settlement. In addition to the Settlement Payment, the Corporation is obligated to pay attorneys’ fees and costs to the Investor Group’s counsel as well as all fees and expenses incurred by the Trustee related to obtaining final court approval of the BNY Mellon Settlement and certain tax rulings.
The BNY Mellon Settlement does not cover a small number of Countrywide-issued first-lien non-GSE RMBS transactions with loans originated principally between 2004 and 2008 for various reasons, including for example, six Countrywide-issued first-lien non-GSE RMBS transactions in which BNY Mellon is not the trustee. The BNY Mellon Settlement also does not cover Countrywide-issued second-lien securitization transactions in which a monoline insurer or other financial guarantor provides financial guaranty insurance. In addition, because the settlement is with the Trustee on behalf of the Covered Trusts and releases rights under the governing agreements for the Covered Trusts, the settlement does not release investors’ securities law or fraud claims based upon disclosures made in connection with their decision to purchase, sell or hold securities issued by the Covered Trusts. To date, various investors are pursuing securities law or fraud claims related to one or more of the Covered Trusts. The Corporation is not able to determine whether any additional securities law or fraud claims will be made by investors in the Covered Trusts. For information about mortgage-related securities law or fraud claims, see Litigation and Regulatory Matters in Note 12 – Commitments and Contingencies. For those Covered Trusts where a monoline insurer or other financial guarantor has an independent right to assert repurchase claims directly, the BNY Mellon Settlement does not release such insurer’s or guarantor’s repurchase claims.
On January 31, 2014, the court issued a decision, order and judgment approving the BNY Mellon Settlement. The court overruled the objections to the settlement, holding that the Trustee, BNY Mellon, acted in good faith, within its discretion and within the bounds of reasonableness in determining that the settlement agreement was in the best interests of the covered trusts. The court declined to approve the Trustee’s conduct only with respect to the Trustee’s consideration of a potential claim that a loan must be repurchased if the servicer modifies its terms. On February 21, 2014, final judgment was entered and the Trustee filed a notice of appeal regarding the court’s ruling on loan modification claims in the settlement. Certain objectors to the settlement filed cross-appeals appealing the court’s approval of the settlement, some of whom subsequently withdrew their objections. All appeals were fully briefed by September 22, 2014, and oral argument was held on October 23, 2014. The court’s January 31, 2014 decision, order and judgment remain subject to these appeals and it is not possible at this time to predict when the court approval process will be completed.
Although the Corporation is not a party to the proceeding, certain of its rights and obligations under the settlement agreement are conditioned on final court approval of the settlement. There can be no assurance final court approval will be obtained, that all conditions to the BNY Mellon Settlement will be satisfied, or if certain conditions to the BNY Mellon Settlement permitting withdrawal are met, that the Corporation and Countrywide will not withdraw from the settlement.
If final court approval is not obtained by December 31, 2015, the Corporation and Countrywide may withdraw from the BNY Mellon Settlement, if the Trustee consents. The BNY Mellon Settlement also provides that if Covered Trusts holding loans with an unpaid principal balance exceeding a specified amount are excluded from the final BNY Mellon Settlement, based on investor objections or otherwise, the Corporation and Countrywide have the option to withdraw from the BNY Mellon Settlement pursuant to the terms of the BNY Mellon Settlement agreement. If final court approval is not obtained or if the Corporation and Countrywide withdraw from the BNY Mellon Settlement in accordance with its terms, the Corporation’s future representations and warranties losses could be substantially different from existing accruals and the estimated range of possible loss over existing accruals described under Private-label Securitizations and Whole-loan Sales Experience in this Note.
Unresolved Repurchase Claims
Unresolved representations and warranties repurchase claims represent the notional amount of repurchase claims made by counterparties, typically the outstanding principal balance or the unpaid principal balance at the time of default. In the case of first-lien mortgages, the claim amount is often significantly greater than the expected loss amount due to the benefit of collateral and, in some cases, MI or mortgage guarantee payments. Claims received from a counterparty remain outstanding until the underlying loan is repurchased, the claim is rescinded by the counterparty or the representations and warranties claims with respect to the applicable trust are settled, and fully and finally released. When a claim is denied and the Corporation does not receive a response from the counterparty, the claim remains in the unresolved repurchase claims balance until resolution. Certain of the claims the Corporation receives are duplicate claims which represent more than one claim outstanding related to a particular loan, typically as the result of bulk claims submitted without individual file reviews.
The table below presents unresolved repurchase claims at December 31, 2014 and 2013. The unresolved repurchase claims include only claims where the Corporation believes that the counterparty has the contractual right to submit claims. For additional information, see Private-label Securitizations and Whole-loan Sales Experience in this Note and Note 12 – Commitments and Contingencies.

Unresolved Repurchase Claims by Counterparty and Product Type

	December 31
(Dollars in millions)	2014	2013
By counterparty
Private-label securitization trustees, whole-loan investors, including third-party securitization sponsors and other (1, 2)	$24,489	$17,953
Monolines (3)	1,546	1,532
GSEs	59	170
Total gross (2)	26,094	19,655
Duplicate claims (4)	(3,248)	(961)
Total unresolved repurchase claims by counterparty, net of duplicate claims	$22,846	$18,694
By product type
Prime loans	$587	$623
Alt-A	2,397	2,259
Home equity	2,485	1,905
Pay option	6,294	5,780
Subprime	14,121	8,928
Other	210	160
Total (2)	26,094	19,655
Duplicate claims (4)	(3,248)	(961)
Total unresolved repurchase claims by product type, net of duplicate claims	$22,846	$18,694

(1)	The total notional amount of unresolved repurchase claims does not include repurchase claims related to the trusts covered by the BNY Mellon Settlement.

(2)
Includes $14.1 billion and $13.8 billion of claims based on individual file reviews and $10.4 billion and $4.1 billion of claims submitted without individual file reviews at December 31, 2014 and 2013.

(3)	At December 31, 2014, substantially all of the unresolved monoline claims are currently the subject of litigation with a single monoline insurer pertain to second-lien loans.

(4)
Represents more than one claim outstanding related to a particular loan, typically as the result of bulk claims submitted without individual file reviews. The December 31, 2014 amount includes approximately $2.9 billion of duplicate claims related to private-label investors submitted without individual loan file reviews.

During 2014, the Corporation received $8.1 billion in new repurchase claims, including $6.3 billion of claims submitted without individual loan file reviews and $730 million of claims based on individual loan file reviews submitted by private-label securitization trustees and a financial guarantee provider, $459 million submitted by a monoline insurer, $347 million submitted by the GSEs for both Countrywide and legacy Bank of America originations not covered by the bulk settlements with the GSEs, and $265 million submitted by whole-loan investors. During 2014, $2.0 billion in claims were resolved. Of the claims resolved, $856 million were resolved through settlement, $535 million were resolved through rescissions and $594 million were resolved through mortgage repurchases and make-whole payments to GSEs, private-label securitization trusts and whole-loan investors.
The continued increase in the notional amount of unresolved repurchase claims during 2014 is primarily due to: (1) continued submission of claims by private-label securitization trustees, (2) the level of detail, support and analysis accompanying such claims, which impacts overall claim quality and, therefore, claims resolution, (3) the lack of an established process to resolve disputes related to these claims, (4) the submission of claims where the Corporation believes the statute of limitations has expired under current law and (5) the submission of duplicate claims, often in multiple submissions, on the same loan. For example, claims submitted without individual file reviews generally lack the level of detail and analysis of individual loans found in other claims that is necessary to support a claim. Absent any settlements, the Corporation expects unresolved repurchase claims related to private-label securitizations to increase as such claims continue to be submitted and there is not an established process for the ultimate resolution of such claims on which there is a disagreement.
In addition to the unresolved repurchase claims in the Unresolved Repurchase Claims by Counterparty and Product Type table, the Corporation has received notifications pertaining to loans for which the Corporation has not received a repurchase request from sponsors of third-party securitizations with whom the Corporation engaged in whole-loan transactions and that the Corporation may owe indemnity obligations. These notifications totaled $2.0 billion and $737 million at December 31, 2014 and 2013.
The Corporation also from time to time receives correspondence purporting to raise representations and warranties breach issues from entities that do not have contractual standing or ability to bring such claims. The Corporation believes such communications to be procedurally and/or substantively invalid, and generally does not respond to such correspondence.
The presence of repurchase claims on a given trust, receipt of notices of indemnification obligations and other communication, as discussed above, are all factors that inform the Corporation’s estimated liability for obligations under representations and warranties and the corresponding estimated range of possible loss.
Legacy companies sold $184.5 billion of loans originated between 2004 and 2008 into monoline-insured securitizations. At December 31, 2014 and 2013, for loans originated between 2004 and 2008, the unpaid principal balance of loans related to unresolved monoline repurchase claims was $1.5 billion and $1.5 billion. Substantially all of the remaining unresolved monoline claims pertain to second-lien loans and are currently the subject of litigation with a single monoline insurer. There may be additional claims or file requests in the future.
As a result of various settlements with the GSEs, the Corporation has resolved substantially all outstanding and potential representations and warranties repurchase claims on whole loans sold by legacy Bank of America and Countrywide to FNMA and FHLMC through June 30, 2012 and December 31, 2009, respectively. After these settlements, the Corporation’s exposure to representations and warranties liability for loans originated prior to 2009 and sold to the GSEs is limited to loans with an original principal balance of $18.3 billion and loans with certain defects excluded from the settlements that the Corporation does not believe will be material, such as certain specified violations of the GSEs’ charters, fraud and title defects. As of December 31, 2014, of the $18.3 billion, approximately $15.8 billion in principal has been paid and $956 million in principal has defaulted or was severely delinquent. The notional amount of unresolved repurchase claims submitted by the GSEs was $48 million related to these vintages.
Liability for Representations and Warranties and Corporate Guarantees
The liability for representations and warranties and corporate guarantees is included in accrued expenses and other liabilities on the Consolidated Balance Sheet and the related provision is included in mortgage banking income in the Consolidated Statement of Income. The liability for representations and warranties is established when those obligations are both probable and reasonably estimable.
The Corporation’s estimated liability at December 31, 2014 for obligations under representations and warranties given to the GSEs and the corresponding estimated range of possible loss considers, and is necessarily dependent on, and limited by, a number of factors, including the Corporation’s experience related to actual defaults, projected future defaults, historical loss experience, estimated home prices and other economic conditions. The methodology also considers such factors as the number of payments made by the borrower prior to default as well as certain other assumptions and judgmental factors.
The Corporation’s estimate of the non-GSE representations and warranties liability and the corresponding estimated range of possible loss at December 31, 2014 considers, among other things, implied repurchase experience based on the BNY Mellon Settlement, adjusted to reflect differences between the Covered Trusts and the remainder of the population of private-label securitizations, and assumes that the conditions to the BNY Mellon Settlement will be met. Since the non-GSE securitization trusts that were included in the BNY Mellon Settlement differ from those that were not included in the BNY Mellon Settlement, the Corporation adjusted the repurchase experience implied in the settlement in order to determine the estimated non-GSE representations and warranties liability and the corresponding estimated range of possible loss. The judgmental adjustments made include consideration of the differences in the mix of products in the subject securitizations, loan originator, likelihood of claims expected, the differences in the number of payments that the borrower has made prior to default and the sponsor of the securitizations. Where relevant, the Corporation also takes into account more recent experience, such as increased claim activity, notification of potential indemnification obligations, its experience with various counterparties, recent court decisions related to the statute of limitations as summarized below and other facts and circumstances, such as bulk settlements, as the Corporation believes appropriate.
A factor that impacts the non-GSE representations and warranties liability and the portion of the estimated range of possible loss corresponding to non-GSE representations and warranties exposures is the likelihood that claims will be presented, which is impacted by a number of factors, including contractual provisions that investors meet certain presentation thresholds under the non-GSE securitization agreements. A securitization trustee may investigate or demand repurchase on its own action, and most agreements contain a presentation threshold, for example 25 percent of the voting rights per trust, that allows investors to declare a servicing event of default under certain circumstances or to request certain action, such as requesting loan files, that the trustee may choose to accept and follow, exempt from liability, provided the trustee is acting in good faith. If there is an uncured servicing event of default and the trustee fails to bring suit during a 60-day period, then, under most agreements, investors may file suit. In addition to this, most agreements allow investors to direct the securitization trustee to investigate loan files or demand the repurchase of loans if security holders hold a specified percentage, for example, 25 percent, of the voting rights of each tranche of the outstanding securities. However, in certain circumstances the Corporation believes that trustees have presented repurchase claims without requiring investors to meet contractual voting rights thresholds. The population of private-label securitizations included in the BNY Mellon Settlement encompasses almost all Countrywide first-lien private-label securitizations including loans originated principally between 2004 and 2008. For the remainder of the population of private-label securitizations, claimants have come forward on certain securitizations and the Corporation believes it is probable that other claimants may continue to come forward with claims that meet the contractual requirements of other securitizations. Although the Corporation has not recorded any representations and warranties liability for certain potential private-label securitization and whole-loan exposures where the Corporation has had little to no claim activity, or where the applicable statute of limitations has expired, these exposures are included in the estimated range of possible loss. For more information on the representations and warranties liability and the corresponding estimated range of possible loss, see Estimated Range of Possible Loss in this Note.
The table below presents a rollforward of the liability for representations and warranties and corporate guarantees.

Representations and Warranties and Corporate Guarantees

(Dollars in millions)	2014	2013
Liability for representations and warranties and corporate guarantees, January 1	$13,282	$19,021
Additions for new sales	8	36
Net reductions	(1,892)	(6,615)
Provision	683	840
Liability for representations and warranties and corporate guarantees, December 31	$12,081	$13,282

The representations and warranties liability represents the Corporation’s best estimate of probable incurred losses as of December 31, 2014. However, it is reasonably possible that future representations and warranties losses may occur in excess of the amounts recorded for these exposures. Although the Corporation has not recorded any representations and warranties liability for certain potential private-label securitization and whole-loan exposures where it has had little to no claim activity or where the applicable statute of limitations has expired, these exposures are included in the estimated range of possible loss.
Government-sponsored Enterprises Experience
Settlements with the GSEs have resolved substantially all outstanding and potential mortgage repurchase and make-whole claims relating to the origination, sale and delivery of residential mortgage loans that were sold directly to FNMA through June 30, 2012 and to FHLMC through December 31, 2009, subject to certain exclusions, which the Corporation does not expect will be material.
Private-label Securitizations and Whole-loan Sales Experience
In private-label securitizations, the applicable contracts contain provisions that investors meet certain presentation thresholds to direct a trustee to assert repurchase claims. However, in certain circumstances, the Corporation believes that trustees have presented repurchase claims without requiring investors to meet contractual voting rights thresholds. Continued high levels of new private-label claims are primarily the result of repurchase requests received from trustees for private-label securitization transactions not included in the BNY Mellon Settlement.
A December 2013 decision by the New York intermediate appellate court held that, under New York law, which governs many RMBS trusts, the six-year statute of limitations starts to run at the time the representations and warranties are made, not the date when the repurchase demand was denied. That decision has been applied by the state and federal courts in several RMBS lawsuits in which the Corporation is not a party, resulting in the dismissal as untimely of claims involving representations and warranties made more than six years prior to the initiation of the lawsuit. Unless overturned by New York’s highest appellate court, which has taken the case for review, this decision would apply to representations and warranties claims and lawsuits brought against the Corporation where New York law governs. A significant amount of representations and warranties claims and/or lawsuits the Corporation has received or may receive involve representations and warranties claims where the statute of limitations has expired under this ruling and has not been tolled by agreement and which the Corporation therefore believes would be untimely. The Corporation believes this ruling may have had an influence on requests for tolling agreements and the pace of lawsuits filed by private-label securitization trustees prior to the expiration of the statute of limitations. In addition, it is possible that in response to the statute of limitations rulings, parties seeking to pursue representations and warranties claims and/or lawsuits with respect to trusts where the statute of limitations for representations and warranties claims against the sponsor and/or issuer has run, may pursue alternate legal theories of recovery and/or assert claims against other contractual parties. For example, in 2014, institutional investors filed lawsuits against trustees alleging failure to pursue representations and warranties claims and servicer defaults based upon alleged contractual, statutory and tort theories of liability. The impact on the Corporation, if any, of such alternative legal theories or assertions is unclear.
The private-label securitization agreements generally require that counterparties have the ability to both assert a representations and warranties claim and to actually prove that a loan has an actionable defect under the applicable contracts. While the Corporation believes the agreements for private-label securitizations generally contain less rigorous representations and warranties and place higher burdens on claimants seeking repurchases than the express provisions of comparable agreements with the GSEs, without regard to any variations that may have arisen as a result of dealings with the GSEs, the agreements generally include a representation that underwriting practices were prudent and customary. In the case of private-label securitization trustees and third-party sponsors, there is currently no established process in place for the parties to reach a conclusion on an individual loan if there is a disagreement on the resolution of the claim. Private-label securitization investors generally do not have the contractual right to demand repurchase of loans directly or the right to access loan files directly. For more information on repurchase demands, see Unresolved Repurchase Claims in this Note.
Certain whole-loan investors have engaged with the Corporation in a consistent repurchase process and the Corporation has used that and other experience to record a liability related to existing and future claims from such counterparties. The BNY Mellon Settlement and subsequent activity with certain counterparties led to the determination that the Corporation had sufficient experience to record a liability related to its exposure on certain private-label securitizations, including certain private-label securitizations sponsored by third-party whole-loan investors, however, it did not provide sufficient experience to record a liability related to other private-label securitizations sponsored by third-party whole-loan investors. As it relates to the other private-label securitizations sponsored by third-party whole-loan investors and certain other whole-loan sales, as well as certain private-label securitizations impacted by recent court rulings on the statute of limitations, it is not possible to determine whether a loss has occurred or is probable and, therefore, no representations and warranties liability has been recorded in connection with these transactions. The Corporation’s estimated range of possible loss related to representations and warranties exposures as of December 31, 2014 included possible losses related to these whole-loan sales and private-label securitizations.
The majority of the repurchase claims that the Corporation has received and resolved outside of those from the GSEs and monolines are from third-party whole-loan investors. The Corporation provided representations and warranties in connection with the sale of whole loans and the whole-loan investors may retain the right to make repurchase claims even when the loans were aggregated with other collateral into private-label securitizations sponsored by the whole-loan investors; in other third-party securitizations, the whole-loan investor’s rights to enforce the representations and warranties were transferred to the securitization trustees. The Corporation reviews properly presented repurchase claims for these whole loans on a loan-by-loan basis. If, after the Corporation’s review, it does not believe a claim is valid, it will deny the claim and generally indicate a reason for the denial. When the whole-loan investor agrees with the Corporation’s denial of the claim, the whole-loan investor may rescind the claim. When there is disagreement as to the resolution of the claim, meaningful dialogue and negotiation between the parties are generally necessary to reach a resolution on an individual claim. Generally, a whole-loan investor is engaged in the repurchase process and the Corporation and the whole-loan investor reach resolution, either through loan-by-loan negotiation or at times, through a bulk settlement. Although the timeline for resolution varies, if the Corporation agrees that there is a breach that meets contractual requirements for repurchase, the claim is generally resolved promptly. When a claim has been denied and the Corporation does not hear from the counterparty for six months, the Corporation views these claims as inactive; however, they remain in the outstanding claims balance until resolution.
At December 31, 2014, for loans originated between 2004 and 2008, the notional amount of unresolved repurchase claims submitted by private-label securitization trustees, whole-loan investors, including third-party securitization sponsors, and others was $24.4 billion, including $3.2 billion of duplicate claims primarily submitted without a loan file review. These repurchase claims include claims in the amount of $4.7 billion, net of duplicate claims, where the Corporation believes the statute of limitations has expired under current law. The Corporation has performed an initial review with respect to substantially all of these claims and although the Corporation does not believe a valid basis for repurchase has been established by the claimant, it considers claims activity in the computation of its liability for representations and warranties.
Monoline Insurers Experience
During 2014, the Corporation had limited loan-level representations and warranties repurchase claims experience with the monoline insurers due to settlements with several monoline insurers and ongoing litigation with a single monoline insurer. To the extent the Corporation received repurchase claims from the monolines that were properly presented, it generally reviewed them on a loan-by-loan basis. Where the Corporation agrees that there has been a breach of representations and warranties given by the Corporation or subsidiaries or legacy companies that meets contractual requirements for repurchase, settlement is generally reached as to that loan within 60 to 90 days. For more information related to the monolines, see Note 12 – Commitments and Contingencies.
Open Mortgage Insurance Rescission Notices
In addition to repurchase claims, the Corporation receives notices from mortgage insurance companies of claim denials, cancellations or coverage rescission (collectively, MI rescission notices).
For loans sold to the GSEs or private-label securitization trusts (including those wrapped by the monoline insurers), MI rescission notices may give rise to a claim for breach of representations and warranties, depending on the terms of governing contracts. If the governing contract requires the Corporation to repurchase the affected loan or indemnify the investor for the related loss due to MI rescissions, the Corporation may realize the loss without the benefit of MI. In addition, mortgage insurance companies have in some cases asserted the ability to curtail MI payments as a result of alleged foreclosure delays thus reducing the MI proceeds available to offset the loss on the loan.
In certain settlements with the GSEs, the Corporation has generally agreed to pay the amount of MI coverage to the GSEs for loans that are the subject of MI rescission notices. Depending on the terms of settlement agreements or lack thereof with the mortgage insurance companies, the Corporation may collect only a portion of the amounts paid to the GSEs from the mortgage insurance companies.
The Corporation had approximately 65,000 open MI rescission notices at December 31, 2014 compared to 101,000 at December 31, 2013. The decline results primarily from settlements with certain MI companies that have been approved by the GSEs. Open MI rescission notices at December 31, 2014 included approximately 17,000 pertaining principally to first-lien mortgages sold to the GSEs and other investors as well as loans held-for-investment. At December 31, 2014, the Corporation also had approximately 48,000 open MI rescission notices pertaining to second-lien mortgages which are implicated in ongoing litigation with a mortgage insurance company where no loan-level review is currently contemplated nor required to preserve the Corporation’s legal rights. In this litigation, the litigating mortgage insurance company is also seeking bulk rescission of certain policies, separate and apart from loan-by-loan denials or rescissions.
Estimated Range of Possible Loss
The Corporation currently estimates that the range of possible loss for representations and warranties exposures could be up to $4 billion over existing accruals at December 31, 2014. The estimated range of possible loss reflects principally non-GSE exposures. It represents a reasonably possible loss, but does not represent a probable loss, and is based on currently available information, significant judgment and a number of assumptions that are subject to change.
The liability for representations and warranties exposures and the corresponding estimated range of possible loss do not consider losses related to servicing (except as such losses are included as potential costs of the BNY Mellon Settlement), including foreclosure and related costs, fraud, indemnity, or claims (including for RMBS) related to securities law or monoline insurance litigations. Losses with respect to one or more of these matters could be material to the Corporation’s results of operations or cash flows for any particular reporting period.
Future provisions and/or ranges of possible loss for representations and warranties may be significantly impacted if actual experiences are different from the Corporation’s assumptions in predictive models, including, without limitation, ultimate resolution of the BNY Mellon Settlement, estimated repurchase rates, estimated MI rescission rates, economic conditions, estimated home prices, consumer and counterparty behavior, the applicable statute of limitations and a variety of other judgmental factors. Adverse developments with respect to one or more of the assumptions underlying the liability for representations and warranties and the corresponding estimated range of possible loss could result in significant increases to future provisions and/or the estimated range of possible loss. Finally, although the Corporation believes that the representations and warranties typically given in non-GSE transactions are less rigorous than those given in GSE transactions, the Corporation does not have significant experience resolving loan-level claims in non-GSE transactions to measure the impact of these differences on the probability that a loan will be required to be repurchased.
Cash Payments
The Loan Repurchases and Indemnification Payments table presents first-lien and home equity loan repurchases and indemnification payments made by the Corporation to reimburse the investor or securitization trust for losses they incurred, and to resolve repurchase claims. Cash paid for loan repurchases includes the unpaid principal balance of the loan plus past due interest. The amount of loss for loan repurchases is reduced by the fair value of the underlying loan collateral. The repurchase of loans and indemnification payments related to first-lien and home equity repurchase claims generally resulted from material breaches of representations and warranties related to the loans’ material compliance with the applicable underwriting standards, including borrower misrepresentation, credit exceptions without sufficient compensating factors and non-compliance with underwriting procedures. The actual representations and warranties made in a sales transaction and the resulting repurchase and indemnification activity can vary by transaction or investor. A direct relationship between the type of defect that causes the breach of representations and warranties and the severity of the realized loss has not been observed. Loan repurchases or indemnification payments related to first-lien residential mortgages primarily involved the GSEs while repurchases or indemnification payments related to home equity loans primarily involved the monoline insurers.

Loan Repurchases and Indemnification Payments (excluding cash payments for settlements)

	December 31
	2014			2013
(Dollars in millions)	Unpaid Principal Balance	Cash Paid for Repurchases	Loss	Unpaid Principal Balance	Cash Paid for Repurchases	Loss
First-lien
Repurchases	$211	$241	$79	$746	$784	$149
Indemnification payments	624	233	233	661	383	383
Total first-lien	835	474	312	1,407	1,167	532
Home equity, indemnification payments	22	22	22	74	77	77
Total first-lien and home equity	$857	$496	$334	$1,481	$1,244	$609

The amounts in the table above exclude payments made in connection with the FHFA Settlement, the 2013 settlements with FHLMC and FNMA, and amounts paid in monoline settlements during 2014 and 2013, including payments made directly to securitization trusts.